Exhibit 32.1
                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
                          SECTION 906 OF THE
                      SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Orbit E-Commerce, Inc. (the "Company") on Form 10-QSB for the period ended January 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, to the best of the undersigned's knowledge, that:

(1)     The Report fully complies with
   the requirements of Section 13(a) or
   15(d) of the Securities Exchange Act
   of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 10, 2006  By:    /s/ Douglas C. Lloyd
                       Douglas C. Lloyd,
                       President and Chief Executive Officer


Dated: April 10, 2006  By:    /s/ Douglas C. Lloyd
                       Douglas C. Lloyd,
                       Principal Financial Officer